united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/15

Item 1. Reports to Stockholders.

ANNUAL REPORT

THE BIONDO FUNDS

ANNUAL REPORT
DECEMBER 31, 2015

1-800-672-9152
www.thebiondogroup.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Fellow Shareholders,

Happy New Year! We hope that your holiday season was fantastic and wish you the best for a healthy and profitable 2016.

Despite a decent fourth quarter, 2015 turned out to be both a challenging and frustrating year for investors. US equity markets peaked for the year in May and turned in the worst performance since the market advance began in 2009. In late summer into early fall, consternation over a slowdown in China coupled with uncertainty over the Federal Reserve’s interest rate policy led to the first correction greater than 10% since 2011. While the market rallied from that weakness throughout most of the fourth quarter, markets could not recover to the highs in May and ended the year relatively flat.

For the full year 2015, The Biondo Growth Fund declined 6.53% and The Biondo Focus Fund declined 12.24%. The S&P 500 gained 1.38% while the Dow Jones Industrial Average advanced 0.21%. International markets fared worse, with the MSCI All Country World Index down -5.52%, while emerging markets were worse at -14.83% as measured by the MSCI Emerging Markets Index. Commodity markets were among the hardest hit with the IMF World Commodity Price Index down -30.72%, led by WTI Crude Oil and its loss of -38.76%.

In sum, most asset allocations turned in a flat to down year. According to Openfolio, nearly 70% of investors lost money in 2015. Those who did finish positive appear to have either held a good deal of cash or took on a lot of risk by holding big positions in the year’s few winners. Data from Société Générale shows that 2015 turned out to be the worst year for finding returns since 1937, as the S&P 500 surpassed the returns of long-term bonds, short-term Treasury bills and commodities in 2015.

Each of the Biondo Funds (The “Funds”) benefited from strong performances from many of their holdings such as Alphabet (formerly Google), Facebook, Under Armour, JPMorgan warrants and Gilead. There were a few major detractors from performance that affected both Funds. Chimerix was down over 70% in 2015 after receiving disappointing drug trial news late in the year. Pacira Pharmaceuticals lost more than 40 points off its high during the year, and United Rentals was affected by the oil price collapse. Due to its more concentrated strategy, the Focus Fund felt a greater impact from these negative stock performances than the Growth Fund.

Significant purchases during the year included Under Armour, a high-performance apparel company, as well as Palo Alto Networks, a top provider of cybersecurity services. We sold positions in several companies, including Chimerix, Chart Industries, Time Warner Cable, and ASML Holdings.

To review our Funds in detail, see The Funds’ prospectus, fact sheet and holdings on our website at www.thebiondogroup.com.

As 2015 came to a close, the Federal Reserve finally took action by raising interest rates by 0.25%. While many expected this move for quite some time, the Fed held off for most of the year, citing market volatility and concerns over the health of the global economy. Even with this hike, rates remain historically low and a return to a more “normal” stance appears far into the distance. The path of future hikes is likely to affect the returns of nearly all asset classes and it appears that solving this equation is the future holy grail for money managers across the globe.

As we begin 2016, markets continue to grapple with some of the same issues from last year. China’s economic growth appears to be slowing – particularly in the manufacturing sector. This has sparked a severe correction in Chinese equities and fear of their economic slowdown spreading to the rest of the globe appears to be growing. In the US, profit growth is estimated to be roughly 5% for the S&P 500, which is the lowest level since the recovery began. In addition, we are heading into a Presidential election in 2016 and thus far, the candidates have yet to be determined. The only certainty seems to be that whichever candidates emerge from both parties, they will be diametrically opposed to each other in terms of their policies.

All of the above has led to weakness in US equity markets as we begin 2016. We have thus begun to take defensive actions, and our primary focus is on longer term capital preservation rather than accumulation. As a result, we have eliminated or trimmed back positions that are performing poorly relative to their peers and the market in general. These actions should cushion against further downside should conditions worsen. In addition, we will be in better position to take advantage of the opportunities that typically present themselves during times of turbulence, as both history and our experience lead us to believe that this weakness will pass by and better times will return.

While we are being prudent and defensive as we deal with the present market environment, we must remain balanced in our views by looking further down the road as well. As has been stated before, we spend the majority of our time and effort at the individual company level and in our view, the primary driver of stock performance over time is earnings growth. As we look at our equity funds from that perspective, we remain encouraged by the overall health of the future outlook for The Funds portfolio holdings. Thus, amid the current turmoil, we feel The Funds remain well-positioned for the balance of the year once markets begin to stabilize.

As we look even further to the future, we remain encouraged by the continued innovation that the global economy experiences. Breakthroughs across various industries from technology to healthcare to energy coupled with the prospect of prosperity in emerging economies keep us encouraged to continue to find opportunities for investment. We have a proud history of identifying disruptive companies that have become core holdings over long periods of time and rewarded shareholders greatly. In our view, the opportunity to find such companies has never been better and we remain committed to searching these out both now and for the foreseeable future.

As always, we appreciate the trust and confidence that you have placed in us. Best wishes for a happy, healthy and prosperous 2016.

Very Truly Yours,

Joseph P. Biondo	Joseph R. Biondo
Chief Executive Officer	Founder, Senior Portfolio Manager

Sources: Bloomberg- S&P500, Index Returns, Strong/weak performances; Gemini Fund Services – Funds performance; Chimerix – drug trial data; Jefferies – United Rentals & energy; CNN Money- Openfolio;CNBC.com- Société Générale, Raised Rates; Stern NYU; China Economic Growth-The New Yorker; Market Corrections-Yardeni Research

1029-NLD-1/20/2016

The Biondo Growth Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2015

The Fund’s performance figures* for the periods ended December 31, 2015, compared to its benchmarks:

			Annualized
		Annualized	Inception** -
	One Year	Five Year	December 31, 2015
The Biondo Growth Fund – Investor Shares	(6.53)%	5.36%	2.43%
Russell 1000 Growth Total Return Index	5.67%	13.53%	8.57%
S&P 500 Total Return Index	1.38%	12.57%	6.99%

Comparison of the Change in Value of a $10,000 Investment ***

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s December 22, 2015 prospectus, the Fund’s total annual operating expense ratio before waivers is 1.78%. For performance information current to the most recent month-end, please call 1-800-672-9152.

**	Investor Shares inception date is May 3, 2006.

The Russell 1000 Growth Total Return Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in an index.

The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

***	The Fund’s fiscal year end changed from January 31 to December 31, effective February 1, 2012.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

The Biondo Growth Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
December 31, 2015

The Fund’s Top Ten Sectors are as follows, as of December 31, 2015:

Sectors	% of Net Assets	Sectors	% of Net Assets
Biotechnology	22.9%	Diversified Financial Services	6.6%
Banks	12.7%	Oil & Gas Services	4.7%
Internet	9.5%	Aerospace/Defense	4.4%
Computers	7.8%	Healthcare - Products	4.1%
Apparel	7.6%	Other, Cash & Cash Equivalents	12.7%
Pharmaceuticals	7.0%		100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

The Biondo Focus Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2015

The Fund’s performance figures* for the periods ended December 31, 2015, compared to its benchmarks:

			Annualized
		Annualized	Inception**-
	One Year	Five Year	December 31, 2015
The Biondo Focus Fund	(12.24)%	6.74%	6.24%
Dow Jones Industrial Average Total Return Index	0.21%	11.30%	11.52%
S&P 500 Total Return Index	1.38%	12.57%	12.52%

Comparison of the Change in Value of a $10,000 Investment ***

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Per the fee table in the Fund’s April 30, 2015 prospectus, the Fund’s total annual operating expense ratio is 2.66%. For performance information current to the most recent month-end, please call 1-800-672-9152.

**	Inception date is March 17, 2010.

The Dow Jones Industrial Average Total Return Index represents large and well-known U.S. companies and covers all industries with the exception of Transportation and Utilities. Investors cannot invest directly in an index. The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

***	The Fund’s fiscal year end changed from January 31 to December 31, effective February 1, 2012.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

The Biondo Focus Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
December 31, 2015

The Fund’s Top Ten Sectors are as follows, as of December 31, 2015:

Sectors	% of Net Assets	Sectors	% of Net Assets
Banks	21.5%	Healthcare - Products	5.4%
Biotechnology	19.4%	Oil & Gas Services	4.3%
Commercial Services	10.4%	Telecommunications	3.5%
Pharmaceuticals	9.8%	Auto Manufacturers	3.3%
Internet	9.3%	Other, Cash & Cash Equivalents	7.5%
Computers	5.6%		100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

The Biondo Growth Fund
PORTFOLIO OF INVESTMENTS
December 31, 2015

Shares		Value
	COMMON STOCK, WARRANTS & RIGHTS - 97.6%
	AEROSPACE/DEFENSE - 4.4%
10,000	Boeing Co.	$1,445,900

	APPAREL - 7.6%
17,500	Under Armour, Inc. - Class A *	1,410,675
17,500	VF Corp.	1,089,375
		2,500,050
	AUTO MANUFACTURERS - 1.8%
2,500	Tesla Motors, Inc. * +	600,025

	AUTO PARTS & EQUIPMENT - 1.7%
13,000	Mobileye NV *	549,640

	BANKS - 12.7%
200,000	Bank of America Corp. - Warrants @ $16.845, Due 1/16/19 *	1,162,000
100,000	JPMorgan Chase & Co. - Warrants @ $42.42, Due 10/28/18 *	2,369,000
50,000	Sussex Bancorp	656,500
		4,187,500
	BIOTECHNOLOGY - 22.9%
27,500	Celgene Corp. *	3,293,400
30,000	Gilead Sciences, Inc.	3,035,700
4,000	Illumina, Inc. *	767,780
15,000	Intrexon Corp. *	452,250
1,622	ZIOPHARM Oncology, Inc. *	13,479
		7,562,609
	COMMERCIAL SERVICES - 2.2%
10,000	United Rentals, Inc. *	725,400

	COMPUTERS - 7.8%
24,500	Apple, Inc.	2,578,870

	DIVERSIFIED FINANCIAL SERVICES - 6.6%
22,500	MasterCard, Inc.	2,190,600

	HEALTHCARE - PRODUCTS - 4.1%
2,500	Intuitive Surgical, Inc. *	1,365,400

	INTERNET - 9.5%
2,000	Alphabet, Inc. *	1,556,020
15,000	Facebook, Inc. - Class A *	1,569,900
		3,125,920
	OIL & GAS - 2.7%
10,000	Diamondback Energy, Inc. *	669,000
62,500	Sanchez Energy Corp. *	269,375
		938,375

See accompanying notes to financial statements.

The Biondo Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2015

Shares		Value
	OIL & GAS SERVICES - 4.7%
8,500	Core Laboratories NV	$924,290
10,000	FMC Technologies, Inc. *	290,100
5,000	Schlumberger Ltd.	348,750
		1,563,140
	PHARMACEUTICALS - 7.0%
30,000	Pacira Pharmaceuticals, Inc. *	2,303,700

	TELECOMMUNICATIONS - 1.9%
3,500	Palo Alto Networks, Inc. *	616,490

	TOTAL COMMON STOCK, WARRANTS & RIGHTS (Cost - $20,579,932)	32,253,619

	SHORT-TERM INVESTMENTS - 2.1%
	MONEY MARKET FUND - 2.1%
696,879	Dreyfus Treasury Prime Cash Management - Institutional Class, 0.01% ** (Cost - $696,879)	696,879

	TOTAL INVESTMENTS - 99.7% (Cost - $21,276,811) (a)	$32,950,498
	OTHER ASSETS LESS LIABILITIES - NET - 0.3%	102,143
	NET ASSETS - 100.0%	$33,052,641

*	Non-income producing security.

+	Subject to written call option.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $21,191,359 and differs from fair value by net unrealized appreciation (depreciation) of securities, including options written, as follows:

Unrealized Appreciation:	$13,682,176
Unrealized Depreciation:	(2,039,157)
Net Unrealized Appreciation:	$11,643,019

Contracts ***
	CALL OPTIONS WRITTEN - (0.4)%
15	Tesla Motors, Inc. *
	Expiration January 2016, Exercise Price $190.00	$75,750
10	Tesla Motors, Inc. *
	Expiration January 2016, Exercise Price $200.00	40,370

	TOTAL CALL OPTIONS WRITTEN (Premiums received $85,452) (a)	116,120

*	Non-income producing security.

***	Each option contract allows the holder of the option to purchase 100 shares of the underlying security.

See accompanying notes to financial statements.

The Biondo Focus Fund
PORTFOLIO OF INVESTMENTS
December 31, 2015

Shares		Value
	COMMON STOCK, WARRANTS & RIGHTS - 93.8%
	AUTO MANUFACTURERS - 3.3%
60,000	Ford Motor Co. ^	$845,400

	AUTO PARTS & EQUIPMENT - 1.2%
7,000	Mobileye NV *	295,960

	BANKS - 21.6%
245,000	Bank of America Corp. - Warrants @ $16.845, Due 1/16/19 *	1,423,450
145,000	JPMorgan Chase & Co. - Warrants @ $42.42, Due 10/28/18 * ^	3,435,050
30,000	Wells Fargo & Co. - Warrants @ $34.01, Due 10/28/18 *	614,700
		5,473,200
	BIOTECHNOLOGY - 19.4%
25,000	Celgene Corp. * ^	2,994,000
10,000	Exact Sciences Corp. *	92,300
7,000	Illumina, Inc. * ^	1,343,615
12,000	Intrexon Corp. *	361,800
10,000	Pacific Biosciences of California, Inc. *	131,300
		4,923,015
	COMMERCIAL SERVICES - 10.4%
25,000	MasterCard, Inc. - Class A ^	2,434,000
3,000	United Rentals, Inc. * ^	217,620
		2,651,620
	COMPUTERS - 5.6%
13,500	Apple, Inc. ^	1,421,010

	HEALTHCARE - PRODUCTS - 5.4%
2,500	Intuitive Surgical, Inc. *	1,365,400

	INTERNET - 9.3%
22,500	Facebook, Inc. - Class A *	2,354,850

	OIL & GAS SERVICES - 4.3%
10,000	Core Laboratories NV	1,087,400

	PHARMACEUTICALS - 9.8%
32,500	Pacira Pharmaceuticals, Inc. * ^	2,495,675

	TELECOMMUNICATIONS - 3.5%
5,000	Palo Alto Networks, Inc. *	880,700

	TOTAL COMMON STOCK, WARRANTS & RIGHTS (Cost - $15,703,124)	23,794,230

See accompanying notes to financial statements.

The Biondo Focus Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2015

Shares		Value
	SHORT-TERM INVESTMENTS - 4.0%
	MONEY MARKET FUND - 4.0%
1,022,507	Dreyfus Treasury Prime Cash Management - Institutional Class, 0.01% ^ ** (Cost - $1,022,507)	$1,022,507

	TOTAL INVESTMENTS - 97.8% (Cost - $16,725,631) (a)	$24,816,737
	OTHER ASSETS LESS LIABILITIES - NET - 2.2%	589,907
	NET ASSETS - 100.0%	$25,406,644

^	All or a portion of the security is pledged as collateral for the line of credit. Total value of pledged securities at December 31, 2015 is $11,115,313.

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $17,358,244 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$9,359,676
Unrealized Depreciation:	(1,901,183)
Net Unrealized Appreciation:	$7,458,493

See accompanying notes to financial statements.

The Biondo Funds
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2015

	The Biondo Growth	The Biondo Focus
	Fund	Fund
ASSETS
Investment securities:
At cost	$21,276,811	$16,725,631
At value	$32,950,498	$24,816,737
Receivable for Fund shares sold	2,566	152
Receivable for investments sold	266,293	4,153,676
Dividends and interest receivable	2,500	—
Prepaid expenses & other assets	12,081	12,383
TOTAL ASSETS	33,233,938	28,982,948

LIABILITIES
Line of Credit payable	—	3,499,999
Options written, at value (premiums received $85,452 and $0, respectively)	116,120	—
Investment advisory fees payable	21,527	34,050
Payable to related parties	11,040	—
Due to Custodian	8,745	7,921
Distribution (12b-1) fees payable	7,240	5,675
Payable for Fund shares redeemed	255	5,298
Accrued interest	—	535
Accrued expenses and other liabilities	16,370	22,826
TOTAL LIABILITIES	181,297	3,576,304
NET ASSETS	$33,052,641	$25,406,644

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$27,583,781	$18,542,781
Accumulated net investment loss	(3,501)	—
Accumulated net realized loss from security transactions and options transactions	(6,170,658)	(1,227,243)
Net unrealized appreciation of investments	11,643,019	8,091,106
NET ASSETS	$33,052,641	$25,406,644

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$33,052,641	$25,406,644
Shares of beneficial interest outstanding	2,684,048	1,789,725
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$12.31	$14.20

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

The Biondo Funds
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2015

	The Biondo Growth	The Biondo Focus
	Fund	Fund
INVESTMENT INCOME
Dividends (net of $4,230 and $3,300 foreign taxes withheld)	$238,883	$168,002

EXPENSES
Investment advisory fees	364,267	444,908
Distribution (12b-1) fees - Investor Class	91,067	74,151
Administration fees	41,826	41,451
Fund accounting fees	26,284	24,933
Transfer agent fees	21,137	22,095
Registration fees	16,530	18,168
Audit fees	16,250	16,499
Legal fees	12,585	11,031
Trustees’ fees and expenses	12,027	18,440
Shareholder reporting expense	9,960	8,537
Compliance officer fees	8,367	9,313
Custody fees	5,190	8,884
Insurance expense	1,290	900
Other expenses	504	754
Interest expense	—	77,746
TOTAL EXPENSES	627,284	777,810

Less: Fees waived by the Advisor	(81,251)	—

NET EXPENSES	546,033	777,810
NET INVESTMENT LOSS	(307,150)	(609,808)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on transactions from:
Investments	946,820	308,331
Options written	(41,027)	(123,596)
Net realized gain	905,793	184,735

Net change in unrealized appreciation (depreciation) on:
Investments	(2,825,421)	(3,145,382)
Options written	(48,601)	(35,982)
Net change in unrealized appreciation (depreciation)	(2,874,022)	(3,181,364)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,968,229)	(2,996,629)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,275,379)	$(3,606,437)

See accompanying notes to financial statements.

The Biondo Funds
STATEMENTS OF CHANGES IN NET ASSETS

	The Biondo Growth Fund
	For the	For the
	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
FROM OPERATIONS
Net investment loss	$(307,150)	$(317,054)
Net realized gain from investments, options purchased and options written	905,793	3,446,048
Net change in unrealized appreciation (depreciation) of investments, options purchased and options written	(2,874,022)	(888,770)
Net increase (decrease) in net assets resulting from operations	(2,275,379)	2,240,224

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	899,188	2,002,038
Payments for shares redeemed	(2,857,935)	(3,345,244)
Redemption fee proceeds	—	220
Net decrease in net assets from shares of beneficial interest	(1,958,747)	(1,342,986)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,234,126)	897,238

NET ASSETS
Beginning of Year	37,286,767	36,389,529
End of Year *	$33,052,641	$37,286,767
* Includes accumulated net investment loss of:	$(3,501)	$(4,167)

SHARE ACTIVITY - INVESTOR CLASS
Shares Sold	68,220	157,857
Shares Redeemed	(216,075)	(265,350)
Net decrease in shares of beneficial interest outstanding	(147,855)	(107,493)

See accompanying notes to financial statements.

The Biondo Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	The Biondo Focus Fund
	For the	For the
	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
FROM OPERATIONS
Net investment loss	$(609,808)	$(628,647)
Net realized gain (loss) from investments and options written	184,735	(210,593)
Net change in unrealized appreciation (depreciation) of investments and options written	(3,181,364)	4,479,187
Net increase (decrease) in net assets resulting from operations	(3,606,437)	3,639,947

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	4,778,312	18,185,467
Payments for shares redeemed	(8,379,743)	(9,779,171)
Redemption fee proceeds	1,713	14,754
Net increase (decrease) in net assets from shares of beneficial interest	(3,599,718)	8,421,050

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,206,155)	12,060,997

NET ASSETS
Beginning of Year	32,612,799	20,551,802
End of Year *	$25,406,644	$32,612,799
* Includes accumulated net investment loss of:	$—	$—

SHARE ACTIVITY - INVESTOR CLASS
Shares Sold	299,080	1,165,222
Shares Redeemed	(524,959)	(625,724)
Net increase (decrease) in shares of beneficial interest outstanding	(225,879)	539,498

See accompanying notes to financial statements.

The Biondo Focus Fund
STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(3,606,437)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:

Proceeds from disposition of long-term investment securities	22,396,432
Purchases of long-term investment securities	(17,064,354)
Premiums received for call options written	439,245
Cost of closing call options written	(720,687)
Sale of short-term investments, net	(715,504)
Changes in operating Assets and Liabilities:
Net change in unrealized appreciation (depreciation)	3,181,364
Net realized gain	(184,735)
Decrease in interest and dividends receivable	2,000
Increase in receivables for securities sold	(1,039,430)
Increase in prepaid expenses	(1,501)
Decrease in accrued expenses and other liabilities	(83,630)
Increase in due to custodian	5,298
Net cash provided by operating activities	2,608,061

CASH FLOWS FROM FINANCING ACTIVITIES
Fund shares issued	4,778,312
Fund shares redeemed	(8,379,743)
Redemption fee proceeds	1,713
Decrease in payable for Fund shares redeemed	(145,743)
Decrease in receivable for Fund shares sold	114,322
Increase in line of credit	1,000,000
Net cash used in financing activities	(2,631,139)

Net decrease in cash	(23,078)

CASH:
Beginning balance	23,078
Ending balance	$—

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid for interest expense	$100,128

See accompanying notes to financial statements.

The Biondo Growth Fund
FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Investor Class
	Year Ended	Year Ended	Year Ended	Period Ended		Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,		January 31,	January 31,
	2015	2014	2013	2012 *		2012	2011

Net asset value, beginning of period	$13.17	$12.38	$8.94	$8.90		$9.72	$8.50
Activity from investment operations:
Net investment loss (1)	(0.11)	(0.11)	(0.08)	(0.07)		(0.11)	(0.09)
Net realized and unrealized gain (loss) on investments and option transactions	(0.75)	0.90	3.52	0.11		(0.71)	1.31
Total income (loss) from investment operations	(0.86)	0.79	3.44	0.04		(0.82)	1.22
Paid-in-Capital from redemption fees (1)	—	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)	0.00 (2)
Net asset value, end of period	$12.31	$13.17	$12.38	$8.94		$8.90	$9.72
Total return (3)	(6.53)%	6.38%	38.48%	0.45	% (4)	(8.44)%	14.35%
Net assets, end of period (in 000s)	$33,053	$37,287	$36,390	$38,917		$50,714	$61,768
Ratio of gross expenses to average net assets (5)	1.72%	1.77%	1.74%	1.65	% (6)	1.74%	1.65%
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50	% (6)	1.50%	1.50%
Ratio of net investment loss to average net assets	(0.84)%	(0.87)%	(0.73)%	(0.90	)% (6)	(1.14)%	(1.01)%
Portfolio turnover rate	25%	44%	20%	46	% (4)	25%	59%

*	The Fund’s fiscal year end changed from January 31 to December 31, effective February 1, 2012.

(1)	Per share amounts calculated using average shares method which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. The returns shown exclude the effect of applicable redemption fees. Had the advisor not waived a portion of its fees, total return would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	Annualized.

See accompanying notes to financial statements.

The Biondo Focus Fund
FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Investor Class
	Year Ended		Year Ended	Year Ended	Period Ended		Year Ended	Period Ended
	December 31,		December 31,	December 31,	December 31,		January 31,	January 31,
	2015		2014	2013	2012 *		2012	2011 (1)

Net asset value, beginning of period	$16.18		$13.92	$8.91	$9.38		$10.61	$10.00
Activity from investment operations:
Net investment loss (2)	(0.33)		(0.35)	(0.35)	(0.24)		(0.25)	(0.24)
Net realized and unrealized gain (loss) on investments and option transactions	(1.65)		2.60	5.36	(0.23)		(0.98)	0.85
Total income (loss) from investment operations	(1.98)		2.25	5.01	(0.47)		(1.23)	0.61
Paid-in-Capital from redemption fees (2)	0.00	(3)	0.01	0.00 (3)	—		0.00 (3)	—
Net asset value, end of period	$14.20		$16.18	$13.92	$8.91		$9.38	$10.61
Total return (4)	(12.24	)% (5)	16.24%	56.23%	(5.01	)% (6)	(11.59)%	6.10	% (6)
Net assets, end of period (in 000s)	$25,407		$32,613	$20,552	$14,115		$18,920	$20,966
Ratio of expenses to average net assets including interest expense	2.62%		2.65%	3.58%	3.35	% (7)	2.62%	3.05	% (7)
Ratio of expenses to average net assets excluding interest expense	2.36%		2.34%	2.82%	2.55	% (7)	2.34%	3.05	% (7)
Ratio of net investment loss to average net assets	(2.06)%		(2.27)%	(3.11)%	(2.95	)% (7)	(2.48)%	(2.88	)% (7)
Portfolio turnover rate	55%		52%	81%	83	% (6)	75%	55	% (6)

*	The Fund’s fiscal year end changed from January 31 to December 31, effective February 1, 2012.

(1)	The Biondo Focus Fund commenced operations on March 17, 2010.

(2)	Per share amounts calculated using average shares method which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns are historical in nature and assume changes in share price.

(5)	There was no effect on total return due to the trade error (Note 4).

(6)	Not annualized.

(7)	Annualized.

See accompanying notes to financial statements.

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2015

1.	ORGANIZATION

The Biondo Growth Fund and The Biondo Focus Fund (each a “Fund,” and collectively the “Funds”) are each a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005. The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Trust is an open-end management investment company. Each Fund currently offers Investor Class shares. The Funds changed their fiscal year end from January 31 to December 31, effective February 1, 2012.

The Biondo Growth Fund seeks capital appreciation, which it pursues by investing primarily in equity securities of companies that are believed by the Fund’s investment advisor to have above-average future growth potential relative to their peers. The Biondo Focus Fund seeks long-term capital appreciation, which it pursues by investing primarily in a combination of long and short positions in (1) common stock of U.S. companies of any capitalization; (2) American Depositary Receipts (“ADRs”) representing common stock of foreign companies; (3) investment grade fixed income securities; (4) exchange-traded funds (“ETFs”) that invest primarily in (i) common stocks of U.S. companies, (ii) ADRs or (iii) investment grade fixed income securities; and (5) options on common stock, ADRs and ETFs.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are not readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of each Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2015 for the Funds’ investments measured at fair value:

The Biondo Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock, Warrants & Rights	$32,253,619	$—	$—	$32,253,619
Short-Term Investments	696,879	—	—	696,879
Total	$32,950,498	$—	$—	$32,950,498

Liabilities	Level 1	Level 2	Level 3	Total
Call Options Written	$40,370	$75,750	$—	$116,120

The Biondo Focus Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock, Warrants & Rights	$23,794,230	$—	$—	$23,794,230
Short-Term Investments	1,022,507	—	—	1,022,507
Total	$24,816,737	$—	$—	$24,816,737

The Funds did not hold any Level 3 securities during the year. There were no transfers into or out of Level 1 and Level 2 during the year. It is the Funds’ policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

Dividends and Distributions to Shareholders – Dividends from net investment income and distributable net realized capital gains, if any, are declared and paid annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Funds’ 2015 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Options Transactions – The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

Each Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Funds write a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Call options are purchased to hedge against an increase in the value of securities held in a Fund’s portfolios. If such an increase occurs, the call options will permit the Fund to purchase the securities underlying such options at the exercise price, not at the current market price. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolios. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended December 31, 2015, (i) The Biondo Growth Fund had a net realized loss from written options of $41,027 subject to equity price risk and (ii) The Biondo Focus Fund had a net realized loss of $123,596 on written options subject to equity price risk. These realized gains/(losses) are included in the line items marked “Net realized gain (loss) on transactions from options written” on the Statements of Operations. For the year ended December 31, 2015, The Biondo Growth Fund and The Biondo Focus Fund had net unrealized depreciation of $48,601 and $35,982, respectively, on written options subject to equity price risk and these unrealized depreciation amounts are included in the line items marked “Net change in unrealized appreciation (depreciation) on options written” on the Statements of Operations.

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The number of call option contracts written and the premiums received by the Funds during the year ended December 31, 2015, were as follows:

	The Biondo Growth Fund		The Biondo Focus Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of year	90	$94,433	180	$188,982
Options written	216	319,795	389	439,245
Options exercised	(40)	(78,277)	(65)	(127,200)
Options expired	(26)	(19,044)	(14)	(10,254)
Options closed	(215)	(231,455)	(490)	(490,773)
Options outstanding, end of year	25	$85,452	—	$—

Offsetting of Financial Assets and Derivative Assets

The following table presents the Funds’ liability derivatives available for offset under a master netting arrangement net of collateral pledged as of December 31, 2015.

The Biondo Growth Fund

			Gross Amounts of Assets Presented in the
Liabilities:			Statement of Assets & Liabilities
	Gross Amounts of		Financial
	Recognized		Instruments		Cash Collateral	Net Amount of
Description	Liabilities		Pledged		Pledged	Assets
Options Written Contracts	$116,120	(1)	$116,120	(2)	$—	$—
Total	$116,120		$116,120		$—	$—

(1)	Written options at value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

Sector Risk – The value of securities from a specific sector can be more volatile than the market as a whole and may be subject to economic or regulatory risks different than the economy as a whole.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to the following:

Fund	Purchases	Sales
The Biondo Growth Fund	$8,806,356	$10,501,424
The Biondo Focus Fund	17,064,354	22,396,432

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Biondo Investment Advisors, LLC serves as the Funds’ investment advisor (the “Advisor”). Pursuant to an investment advisory agreement between the Advisor and the Trust, on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of each Fund’s average daily net assets as follows:

Fund
The Biondo Growth Fund	1.00%
The Biondo Focus Fund	1.50%

For the year ended December 31, 2015, the Advisor earned fees of $364,267 and $444,908 for The Biondo Growth Fund and The Biondo Focus Fund, respectively.

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2016, to waive a portion of its advisory fee and has agreed to reimburse a portion of The Biondo Growth Fund’s other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) does not exceed the following:

Fund	Investor Class
The Biondo Growth Fund	1.50%

This amount will herein be referred to as the “expense limitation.” For the year ended December 31, 2015, the Advisor waived fees in the amount of $81,251 for The Biondo Growth Fund.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and The Biondo Growth Fund’s operating expenses are subsequently lower than its expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If operating expenses subsequently exceed the expense limitation, the reimbursements for the Fund shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years or periods prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

As of December 31, 2015, the Advisor had $264,185 of waived expenses that may be recovered by the following dates:

Fund	December 31, 2016	December 31, 2017	December 31, 2018	Total
The Biondo Growth Fund	$82,677	$100,257	$81,251	$264,185

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (or “Plan”) for Investor Class shares. The Plan provides that a monthly service fee is calculated by The Biondo Growth and The Biondo Focus Funds at an annual rate of 0.25% of the average daily net assets attributable to the Investor Class shares for each Fund. Pursuant to the Plan, each of these Funds may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the year ended December 31, 2015, The Biondo Growth Fund Investor Class was charged $91,067, and The Biondo Focus Fund was charged $74,151, pursuant to the Plan.

Northern Lights Distributors, LLC (the “Distributor”) acts as each Fund’s principal underwriter in a continuous public offering of each Fund’s shares. For the year ended December 31, 2015, the Distributor received no underwriting commissions.

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”),

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

As a result of a trade error, The Biondo Focus Fund experienced a loss of $175 for the year ended December 31, 2015, which was reimbursed by the Advisor.

5.	BANK LINE OF CREDIT

The Biondo Focus Fund has a secured $5,000,000 bank line of credit through Lakeland Bank (“the Bank”) for purpose of investment purchases subject to the limitations of the 1940 Act for borrowings. The Biondo Focus Fund has until June 1, 2016 to pay back the line of credit. Borrowings under this arrangement bear interest at the greater of, i) at the lender’s prime rate minus 0.50% or ii) 2.75% per annum at the time of borrowing. During the year ended December 31, 2015, the Fund incurred $77,746 of interest expense related to the borrowings. Average borrowings and the average interest rate during the year ended December 31, 2015 were $3,363,013 and 2.76%. The largest outstanding borrowing during the year ended December 31, 2015 was $3,499,999. As of December 31, 2015, the Fund had $3,499,999 of outstanding borrowings.

As collateral security for the bank line of credit, the Fund grants the Bank a first position security interest in and lien on all securities of any kind or description pledged by the Fund. As of December 31, 2015, the Fund had $11,115,313 in securities pledged as collateral for the line of credit.

6.	REDEMPTION FEES

Each Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Funds. For the year ended December 31, 2015, the Funds assessed $0 and $1,713 in redemption fees on The Biondo Growth Fund and The Biondo Focus Fund, respectively.

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

7.	TAX COMPONENTS OF CAPITAL

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Capital Loss	Other	Post October Loss	Unrealized	Total
	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Growth Fund	$(6,105,605)	$(68,554)	$—	$11,643,019	$5,468,860
Focus Fund	$(270,493)	$(324,137)	$—	$7,458,493	$6,863,863

The difference between book basis and tax basis unrealized appreciation and accumulated net realized loss from security and options transactions is primarily attributable to the tax deferral of losses on wash sales. Amounts listed under other book/tax differences are attributable to the tax deferral of losses on straddles for both Funds. The difference between book basis and tax basis accumulated net investment loss for the Biondo Growth Fund is primarily attributable to the unamortized portion of organizational expenses for tax purposes of $3,501.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. At December 31, 2015, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Fund	Short-Term	Long-Term	Total	Expiration
Growth Fund	$4,361,629	$—	$4,361,629	2018
	1,743,976		1,743,976	2019
	$6,105,605	$—	$6,105,605

Focus Fund	$270,493	$—	$270,493	Non-expiring

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, resulted in reclassification for the Funds for the year ended December 31, 2015 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long- Term
Fund	Capital	Income (Loss)	Gains (Loss)
Growth Fund	$(307,816)	$307,816	$—
Focus Fund	(609,808)	609,808	—

8.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Fair Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. Prior to the amendments in ASU No. 2015-07, investments valued using the NAV practical

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

expedient were required to be categorized within the fair value hierarchy. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is allowed. Management is currently evaluating the impact these changes will have on the Funds financial statements and related disclosures.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of The Biondo Growth Fund and The Biondo Focus Fund

We have audited the accompanying statements of assets and liabilities of The Biondo Growth Fund and The Biondo Focus Fund (the “Funds”), each a series of shares of beneficial interest in Northern Lights Fund Trust, including the portfolios of investments, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years and periods presented. Additionally we have audited the statement of cash flows for The Biondo Focus Fund for the year ended December 31, 2015. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Biondo Growth Fund and The Biondo Focus Fund as of December 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years and periods presented, and the cash flows of The Biondo Focus Fund for the year ended December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 26, 2016

The Biondo Funds
EXPENSE EXAMPLES (Unaudited)
December 31, 2015

As a shareholder of the Biondo Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in The Biondo Growth Fund and The Biondo Focus Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Biondo Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
Actual	7/1/15	12/31/15	7/1/15 – 12/31/15	7/1/15 – 12/31/15
The Biondo Growth Fund	$1,000.00	$ 906.50	$ 7.21	1.50%
The Biondo Focus Fund	1,000.00	846.20	10.98	2.36%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical (5% return before	Account Value	Account Value	During Period**	During Period
expenses)	7/1/15	12/31/15	7/1/15 – 12/31/15	7/1/15 – 12/31/15
The Biondo Growth Fund	$1,000.00	$1,017.64	$ 7.63	1.50%
The Biondo Focus Fund	1,000.00	1,013.31	11.98	2.36%

*	“Actual” expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	“Hypothetical” expense information for each Fund is presented on the basis of the full one-half year period to enable comparison to other funds. Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

The Biondo Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2015

Biondo Focus Fund and Biondo Growth Fund* (Adviser- Biondo Investment Advisers, LLC)

In connection with the regular meeting held on September 29 & 30, 2015 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement by and among Biondo Investment Advisors, LLC (“Biondo”) and the Trust, with respect to Biondo Focus Fund (“Biondo Focus”) and Biondo Growth Fund (“Biondo Growth”) (collectively referred to as the “Biondo Funds”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted Biondo is an independent investment management firm founded in 2004. They considered that the firm manages approximately $413 million in assets and provides personalized investment services to individuals and institutions. The Trustees reviewed the background information of the key investment personnel responsible for servicing the Biondo Funds, taking into consideration their education and noting the investment team’s deep financial industry and investment management experience with specialists in research, operations, business development, compliance, and client service. The Trustees also reviewed Biondo’s research process, noting the firm takes a fundamental approach by conducting labor intensive research that analyzes the financial data of a significant number of companies and considers various other economic factors. They noted that Biondo then performs additional qualitative and quantitative analysis to narrow the investment selections to companies that meet Biondo’s criteria for inclusion in the portfolio. The Trustees noted that Biondo demonstrates a solid understanding of the various risks associated with each Fund’s trading strategies, and, rather than mitigating market risk with traditional hedging strategies, relies on the strength of the in-depth research and analysis conducted before buying or selling a security. The Trustees considered that Biondo monitors compliance with the Biondo Funds’ investment limitations by reviewing the relevant restrictions before making a trade. The Trustees reasoned that Biondo’s veteran investment team, robust research process, and well organized infrastructure have been an asset to Biondo’s operation. The Board concluded that Biondo would likely continue to provide high quality service to the Biondo Funds for the benefit of the shareholders.

Performance.

Biondo Focus – The Trustees reviewed the performance history of the Fund, noting that the focused nature of the Fund can sometimes lead to volatility, exhibited by the Fund’s 3-year standard deviation relative to the S&P 500. They noted the substantial changes in Morningstar ratings and category rankings over the last 5 years, but noted that the Fund’s volatility had appeared to add to the Fund’s long-term performance. They noted in particular that the Fund outperformed its benchmark over the 1-year period, and substantially outperformed the benchmark over the 2- and 3-year period. They considered that the Fund’s Sharpe ratio was lower than that of the S&P 500 and the Morningstar category, which indicated that the Fund is taking on more risk than those comparison groups. The Trustees reasoned that the Fund was meeting its goal of achieving long-term capital appreciation and that performance was in line with a typical focused fund. After further discussion, the Trustees concluded that the Fund’s performance was in line with expectations.

Biondo Growth – The Trustees reviewed the Fund’s performance over the last 1-year, 2-year, 3-year, 5 year and since inception time periods. They noted that the Fund generally underperformed its benchmark and Morningstar category since inception and exhibited relatively high volatility. They also noted, however, that the

The Biondo Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2015

Fund showed improved performance over the 2-year and 3-year time periods, having performed generally in line with its peer group, benchmark and Morningstar category over those periods. They further considered that Biondo had enhanced its risk management process, which seemed to contribute to that improved performance. They considered the Fund’s objective of capital appreciation and concluded that the Fund was performing consistent with its objective. After further discussion, the Trustees concluded that, especially in light of Biondo’s efforts to improve performance, the Fund’s performance was reasonable.

Fees and Expenses.

Biondo Focus – The Trustees noted the Fund’s advisory fee is significantly higher than both the peer group and Morningstar category averages. They noted that the fee is higher than each fund in the peer group, but within the range of the Morningstar category. They noted the advisory fee was significantly lower than the average fee charged to Biondo’s separate account clients. They considered Biondo’s reasoning that the concentrated nature of and use of derivatives by the Fund were principal factors driving the fees, and they considered the amount of labor required to initially select a security and then continually monitor positions was a reasonable justification for higher fees. The Trustees considered that the Fund’s net expense ratio was significantly higher than the average of its Morningstar category and peer group, higher than any peer group fund, due in large part to the interest expense related to the Fund’s use of leverage. They considered Biondo’s stated anticipation that the net expense ratio will be more in line with those comparison groups as Fund assets grow. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

Biondo Growth – The Trustees noted that the Fund’s advisory fee is higher than both the peer group and Morningstar category averages, but within the range of Morningstar group and tied with the highest in the peer group. The Trustees compared the fee to the average advisory fees charged by Biondo to its separate account clients and noted that the Fund’s advisory fee is significantly lower than the average fee charged to those clients. The Trustees noted that the Fund’s expense ratio is higher than the Morningstar category average, only slightly higher than the peer group average, and within the ranges of each comparison group. The Trustees noted that Biondo had an expense cap in place, and, reasoned that, in light of the time and commitment Biondo devoted to the Fund, the fee was not unreasonable.

Economies of Scale. The Trustees noted that Biondo indicated that it is amenable to the discussion of breakpoints in the future. After discussion, it was the consensus of the Board that based on the current and anticipated size of each Fund, asset levels do not warrant breakpoints at this time, but economies of scale would be revisited as the size of each Fund increases.

Profitability. The Trustees noted that, with respect to each Fund after individual reviews, the profit margin as a percent of revenue was not insignificant. The Trustees reasoned that the percentage of profit is not the only relevant consideration and agreed that the dollar amount received as compensation did not appear excessive, especially in light of the time and effort devoted by Biondo to each Fund. The Trustees concluded that the profits for each Fund were not excessive.

Conclusion. Having requested and received such information from Biondo as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the advisory fee structure is not unreasonable and that renewal of the Advisory Agreement is in the best interests the shareholders of the Biondo Focus Fund and the Biondo Growth Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Biondo Funds.

The Biondo Funds
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	119	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 –2011).	119	Schroder Global Series Trust (since 2012);Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	108	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007-February 2011);Global Real Estate Fund (2008-2011);The World Funds Trust (2010-2013);Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	108	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	147	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	147	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.(2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

12/31/15 – NLFT_v2

The Biondo Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 -2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	108	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 -2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 -2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 -2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 -2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), the Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-672-9152.

12/31/15 – NLFT_v2

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-800-672-9152 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-672-9152.

INVESTMENT ADVISOR
Biondo Investment Advisors, LLC
540 Routes 6 & 209, PO Box 909
Milford, Pennsylvania 18337

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark Gersten and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl, Mark Gersten and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
(b)	Dec 2015 - $ 29,000
Dec 2014 - $ 29,000
Dec 2013 - $28,500
Dec 2012 - $28,000
Jan 2012 - $ 28,000
2011 - $ 28,000

(b)	Audit-Related Fees

Dec 2015 - None

Dec 2014 - None

Dec 2013 – None

Dec 2012 - None

Jan 2012 - None

2011 - None

(c)	Tax Fees

2015 - $ 4,000

2014 - $ 4,000

2013 – $ 4,000

2012 – $ 4,000

2011 – $ 4,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

Dec 2015 - None

Dec 2014 - None

Dec 2013 – None

Dec 2012 - None

Jan 2012 - None

2011 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	Dec 2015	Dec 2014	Dec 2013	Dec 2012	Jan 2012	2011
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Dec 2015 - $4,000

Dec 2014 - $4,000

Dec 2013 - $4,000

Dec 2012 - $4,000

Jan 2012 - $ 4,000

2011 - $ 4,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 3/4/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 3/4/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 3/4/16